UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2014

RTI International Metals, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-14437	51-2115953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor 1550 Coraopolis Heights Road Pittsburgh, Pennsylvania	15108-2973
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 893-0026

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The description of the RTI International Metals, Inc. 2014 Stock and Incentive Plan set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Annual Meeting of RTI International Metals, Inc. (the “Company”) held on April 25, 2014 (the “Annual Meeting”), the Company’s shareholders approved the RTI International Metals, Inc. 2014 Stock and Incentive Plan (the “Plan”). The Plan had been previously approved, subject to shareholder approval, by the Board of Directors of the Company. The terms and conditions of the Plan and the awards contemplated thereunder are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2014 (the “Proxy Statement”) under “Proposal No 5. – APPROVAL OF THE RTI INTERNATIONAL METALS, INC. 2014 STOCK AND INCENTIVE PLAN”. A copy of that description from the Proxy Statement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

At a meeting held on April 25, 2014, the Company’s Board of Directors approved the form of Stock Option or Stock Appreciation Rights Award attached to this Current Report on Form 8-K as Exhibit 10.2, the form of Restricted Stock or Restricted Stock Unit Award attached to this Current Report on Form 8-K as Exhibit 10.3, and the form of Performance Share Award attached to this Current Report on Form 8-K as Exhibit 10.4.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCALYEAR.

On April 25, 2014, following shareholder approval at the Annual Meeting described in Item 5.07 of this Current Report on Form 8-K, the Company filed a Certificate of Amendment (the “Amendment”) with the Ohio Secretary of State which amended the Company’s Amended and Restated Articles of Incorporation by (1) increasing the number of the Company’s authorized common shares from 50,000,000 to 100,000,000 and (2) deleting the authorized Series A Junior Participating Preferred Stock. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K Form as Exhibit 3.1 and is incorporated herein by reference.

On April 25, 2014, the Company also filed with the Ohio Secretary of State the Company’s Second Amended and Restated Articles of Incorporation, which included the amendments made by the Amendment. A copy of the Company’s Second Amended and Restated Articles of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on April 25, 2014. The following proposals were submitted by the Board of Directors to a vote of shareholders and the final results of the voting on each proposal are noted below.

Proposal No. 1 — Election of Directors

The following nine (9) directors were nominated to serve for one-year terms expiring at the annual meeting of shareholders to be held in 2015, or when their successors are otherwise duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Daniel I. Booker	27,812,157	406,235	1,487,471
Ronald L. Gallatin	24,286,987	3,931,405	1,487,471
Robert M. Hernandez	24,046,402	4,171,990	1,487,471
Dawne S. Hickton	27,843,572	374,820	1,487,471
Edith E. Holiday	26,680,443	1,537,949	1,487,471
Jerry Howard	27,870,888	347,504	1,487,471
Bryan T. Moss	27,865,529	352,863	1,487,471
James A. Williams	24,339,373	3,879,019	1,487,471
Arthur B. Winkleblack	27,870,535	347,857	1,487,471

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders were asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The appointment was ratified by the requisite vote of a majority of the votes cast, as indicated below.

For	Against	Abstain	Broker Non-Votes
29,141,164	336,511	228,188	—

Proposal No. 3 — Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, by a majority of the votes cast on an advisory non-binding basis, the 2013 compensation of the named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
27,030,590	731,754	456,048	1,487,471

Proposal No. 4 — Amendment to the Company’s Articles of Incorporation

The shareholders approved and adopted, by a vote of two-thirds of the outstanding shares of the Company’s Common Stock, the amendment to the Company’s Articles of Incorporation described in, and attached to, the Company’s proxy statement for the Annual Meeting and as Exhibit 3.1 to this Current Report on Form 8-K. The result of the vote is set forth below:

For	Against	Abstain	Broker Non-Votes
27,322,999	826,204	69,189	1,487,471

Proposal No. 5 — 2014 Stock and Incentive Plan

The shareholders approved, by a majority of the votes cast, the RTI International Metals, Inc. 2014 Stock and Incentive Plan described in, and attached to, the Company’s proxy statement for the Annual Meeting and as Exhibit 10.1 to this Current Report on Form 8-K. The result of the vote is set forth below:

For	Against	Abstain	Broker Non-Votes
23,935,005	3,831,440	451,947	1,487,471

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Articles of Incorporation

3.2	Second Amended and Restated Articles of Incorporation

10.1	RTI International Metals, Inc. 2014 Stock and Incentive Plan

10.2	Form of Stock Option or Stock Appreciation Rights Award

10.3	Form of Restricted Stock or Restricted Stock Unit Award

10.4	Form of Performance Share Award

99.1	Description of RTI International Metals, Inc. 2014 Stock and Incentive Plan from Proxy Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI International Metals, Inc.
(Registrant)

By:	/s/ Chad Whalen
Chad Whalen
General Counsel & Senior Vice President

Dated: April 28, 2014

Exhibit Index

3.1	Amendment to Amended and Restated Articles of Incorporation

3.2	Second Amended and Restated Articles of Incorporation

10.1	RTI International Metals, Inc. 2014 Stock and Incentive Plan

10.2	Form of Stock Option or Stock Appreciation Rights Award

10.3	Form of Restricted Stock or Restricted Stock Unit Award

10.4	Form of Performance Share Award

99.1	Description of RTI International Metals, Inc. 2014 Stock and Incentive Plan from Proxy Statement